                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                            Structured Products Corp.
                            -------------------------

             (Exact name of registrant as specified in its charter)

Delaware                              001-31677          13-3692801
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(State or other jurisdiction of       (Commission File   (IRS Employer
incorporation or organization)        Number)            Identification Number)

388 Greenwich Street, New York, New York                                   10013
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(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

         The issuer of the  underlying  securities,  or  guarantor  thereof,  or successor,  thereto,  as  applicable,  is  subject  to the  information reporting  requirements  of the  Securities  Exchange  Act of 1934,  as amended (the "Exchange Act").  Periodic  reports and other  information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor,  thereto, as applicable,  may  be  inspected  and  copied  at the  public  reference facilities  maintained by the Securities and Exchange  Commission  (the
         "Commission") at 450 Fifth Street,  N.W.,  Washington,  D.C. 20549. The
         Commission   also   maintains   a  site  on  the  World   Wide  Web  at
         "http://www.sec.gov"  at which  users can view and  download  copies of reports,  proxy and information  statements and other information filed electronically  through the  Electronic  Data  Gathering,  Analysis and
         Retrieval system. Neither Structured Products Corp. nor the trustee has participated  in the preparation of such reporting  documents,  or made any  due  diligence  investigation  with  respect  to  the  information provided therein.  Neither Structured Product Corp. nor the trustee has verified the  accuracy or  completeness  of such  documents or reports.
         There can be no  assurance  that  events  affecting  the  issuer of the underlying securities, or guarantor thereof, or successor,  thereto, as applicable,  or the underlying securities have not occurred or have not yet  been  publicly  disclosed  which  would  affect  the  accuracy  or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

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Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  July  1,  2004
                    Distribution  Date  for  the  CAST  Step-Up  Trust  for  Dow
                    Chemical Notes

 Item 8.  Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 By:  /s/ Mark C. Graham
                                                 -------------------------------
                                                 Name:   Mark C. Graham
                                                 Title :   Authorized Signatory

July 1, 2004

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EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----
    1     Trustee's  Report with  respect to the July 1, 2004  Distribution    6
          Date for the Cast Step-Up Trust for Dow Chemical Notes

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                                    Exhibit 1

To the Holders of:
CAST Step-Up Trust for Dow Chemical Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 14835R AA0
 Class B Certificates                                         *CUSIP: 14835R
AB8

U.S. Bank Trust National Association,  as Trustee for the CAST Step-Up Trust for
Dow  Chemical  Notes (the  "Trust"),  hereby  gives  notice with  respect to the
Distribution Date of July 1, 2004 (the "Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate  and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

          Class          Principal        Interest           Total Distribution
          A              $  0.000000      $  3.333333        $  3.333333
          B              $  0.000000      $  0.000000        $  0.000000

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   The Class A Certificates bear interest at the rate of 4.00% and the Class B
     Certificates  bear  interest at a rate of 2.00% during the period ending on the Distribution Date .

4.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

5.   $25,000,000  aggregate  principal  amount of The Dow Chemical Company 6.00%
     Notes due October 1, 2012 (the "Term Assets") are held for the above trust.

6.   At the  close  of  business  on  the  Distribution  Date,  25,000  Class  A
     Certificates   representing  $25,000,000  aggregate  Certificate  Principal
     Balance and $25,000,000  aggregate  Notional Amount of Class B Certificates were outstanding.

7.   The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the  Confirmation  thereto  each dated April 22, 2003 between the Trust and
     Citigroup Global Markets Limited (collectively the "Swap"), is $25,000,000.
     Payment of the  obligations of Citigroup  Global Markets  Limited under the
     Swap is  guaranteed  by Citigroup  Global  Markets  Holdings  Inc.  under a
     Guarantee Agreement dated April 22, 2003.

8.   The  current  rating of the Term  Assets is not  provided  in this  report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The  McGraw-Hill  Companies,  Inc.,  by  calling  212-438-2400  and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.

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